                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /x/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                             Lee Pharmaceuticals
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (4) Date Filed:

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


                               LEE PHARMACEUTICALS
                             1434 Santa Anita Avenue
                        South El Monte, California 91733

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

     The Annual Meeting of the Shareholders of LEE PHARMACEUTICALS, a California corporation, will be held at 1434 Santa Anita Avenue, South El Monte, California, on Tuesday, March 14, 2000, at 1:30 p.m., for the following purposes:

1. To elect directors for the ensuing year or as otherwise provided in the Bylaws;

2. To approve an amendment to the Bylaws to reduce the authorized number of directors to not less than three nor more than five;

3. To approve the appointment of George Brenner, CPA, as independent auditor;
   and

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed January 14, 2000, at the close of business, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the meeting and any adjournments thereof.

     WE URGE YOU TO VOTE ON THE BUSINESS TO COME BEFORE THE MEETING BY EXECUTING AND RETURNING THE ENCLOSED PROXY OR BY CASTING YOUR VOTE IN PERSON AT THE MEETING.

                                             By order of the Board of Directors.

                                             MICHAEL L. AGRESTI, Secretary

South El Monte, California
February 8, 2000

                               LEE PHARMACEUTICALS
                             1434 Santa Anita Avenue
                        South El Monte, California 91733

                                 PROXY STATEMENT

                ANNUAL MEETING OF SHAREHOLDERS -- MARCH 14, 2000

     This statement is furnished in connection with the Annual Meeting of the Shareholders to be held on March 14, 2000. Shareholders of record at the close of business on January 14, 2000, will be entitled to vote at the meeting and this statement was mailed to each of them on approximately February 8, 2000.

                        VOTING SECURITIES OF THE COMPANY

     Common Stock, of which 4,135,162 shares were outstanding on the record date, constitutes the only security of the Company the holders of which are entitled to vote at the meeting. Each share of stock is entitled to one vote except that shareholders have cumulative voting rights with respect to the election of directors. Cumulative voting entitles a shareholder to give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his votes on the same principle between two or more nominees as he sees fit. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of his intention to cumulate his votes. So called "broker nonvotes" will be counted as present to determine if a quorum exists but will not be counted as present and entitled to vote on any proposal.

                                     PROXIES

     Proxies are being solicited by the Company, and the persons named as proxies were selected by the Company. The Company will bear all costs of the solicitation (estimated to be $7,600) and will reimburse brokers or other persons holding stock in their names or in the names of their nominees for reasonable expenses in forwarding proxies and proxy material to the beneficial owners of stock. Any shareholder giving a proxy has the right to revoke it at any time by either giving the Company's Secretary a written notice revoking the prior proxy or by signing, dating and returning a new proxy card. The proxy card with the latest date will be honored.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the only persons who, as of December 31, 1999, were known to the Company to be beneficial owners of five percent or more of the Company's Common Stock:

           NAME AND ADDRESS                               SHARES OWNED                            PERCENT
          OF BENEFICIAL OWNER                         AT DECEMBER 31, 1999                       OF CLASS
             Ronald G. Lee                           1,673,515 shares   (1)                         36%
        1434 Santa Anita Avenue
       South El Monte, CA  91733

           Dr. Henry L. Lee                            222,334 shares   (1) (2)                     5%
        1434 Santa Anita Avenue
       South El Monte, CA  91733

(1) Includes shares subject to options exercisable at or within 60 days after December 31, 1999.

(2) Includes 28,000 shares of the Company's Common Stock which Dr. Lee holds as trustee for the benefit of certain family members. He has the right to vote such shares but otherwise disclaims beneficial ownership.

     The following table sets forth the ownership of the Company's Common Stock by its directors and its named executive officers and all executive officers and directors as a group.

                                                         COMPANY SHARES
                                                      BENEFICIALLY OWNED ON                       PERCENT
                NAME                                    DECEMBER 31, 1999                        OF CLASS
         Ronald G. Lee                               1,673,515 shares   (1)                         36%
         Dr. Henry L. Lee                              222,334 shares   (1) (2)                     5%
         William M. Caldwell IV                         55,000 shares   (1)                         1%
         All officers and directors
           as a group (4 persons)                    2,132,218 shares   (1) (2)                     43%

(1) Includes shares subject to options exercisable at or within 60 days after December 31, 1999.

(2) Includes 28,000 shares of the Company's Common Stock which Dr. Lee holds as trustee for the benefit of certain family members. He has the right to vote such shares but otherwise disclaims beneficial ownership.

                              ELECTION OF DIRECTORS

     At the meeting, three (3) directors are to be elected for the ensuing year and until their successors are duly elected and qualified or as otherwise provided in the Bylaws. Currently, the total number of authorized directors is five (5), therefore two vacancies exist.

     The nominees for directors are Dr. Henry L. Lee, Ronald G. Lee and William
M. Caldwell IV, all currently directors of the Company. Information regarding the nominees is set forth below.

     If the enclosed proxy is duly executed and received in time for the meeting, the shares represented thereby will be voted, and it is the intention of the persons named therein to vote, absent instruction to the contrary, for the three (3) persons listed above who were nominated by the Board of Directors for re-election as directors of the Company; however, in the case of cumulative voting, the proxy holders may cumulate the votes for one or more of the nominees. In the event any nominee for director becomes unavailable and a vacancy exists, it is intended either (a) that the persons named in the proxy will vote for a substitute who will be designated by the Board of Directors, or
(b) that the number of directors will be reduced accordingly. The persons receiving the greatest number of votes, up to five persons, will be elected.

                               AMENDMENT TO BYLAWS

     The Bylaws of the Company currently provide that the Board of Directors of the Company shall consist of not less than five (5) nor more than nine (9) persons, the exact number being fixed by action of the Board of Directors. In order to limit expenses and because of the lack of qualified directors willing to serve on the board of directors of small companies, over the past several years the Company has elected only three directors, resulting in two vacancies existing.

     The Board of Directors believes it is appropriate that the Bylaws be amended to reflect the current number of directors but allow the board to increase the number of directors in the future if they feel additional directors are appropriate. Under California law, the Company must have a minimum of at least three directors and, if a variable number of directors is authorized, the maximum number cannot be greater than two times the stated minimum minus one.

     Accordingly, the Board of Directors recommends that the shareholders approve an amendment to Section 1 of Article II of the Bylaws of the Company to restate that Section in its entirety to read as follows:

     "Subject to the limitations of the Articles of Incorporation, of the Bylaws, and of the laws of the State of California, as to action to be authorized or approved by the shareholders, all corporate powers shall be exercised by or under the authority of, and the business affairs of this Corporation shall be controlled by, a Board of Directors consisting of not less than three (3) nor more than five (5) persons, the exact number being fixed by the action of the Board of Directors until fixed or changed by amendment to these Bylaws. The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the board."

     Under California Law and the Bylaws of the Company, approval of this proposed amendment to the Bylaws requires the affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock. In addition, under California law, even if the holders of a majority of the outstanding shares of the Company's Common Stock approve the amendment, if the number of shares of Common Stock voting against the amendment at the Annual Meeting constitute more than 16-2/3% of the outstanding shares of the Company's Common Stock (or 689,194 shares), the amendment will not be approved.

     The Board of Directors recommends that the shareholders vote FOR this proposed amendment to the Bylaws of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS


       NAME  AND                                                                                                 A DIRECTOR
    POSITIONS HELD                                     PRINCIPAL OCCUPATION                                      OR OFFICER
     WITH COMPANY           AGE                   DURING THE PAST FIVE YEARS (1)                                    SINCE
-------------------------------------------------------------------------------------------------------------------------------
DR. HENRY L. LEE             73      Chairman of the Board of Lee Pharmaceuticals through April 1995, when he        1971
Director                             retired, available as a consultant and currently a Director of the Company.

RONALD G. LEE                47      President, and since April 1995, Chairman of the Board of the Company.          1977
President, Chairman
and Director

MICHAEL L. AGRESTI           57      Vice President - Finance, Treasurer and Secretary of the Company.               1977
Vice President - Finance,
Treasurer and Secretary

WILLIAM M. CALDWELL IV       52      President of CAIS Internet, an internet infrastructure solutions company,     1987
Director                             since February 1999, and President of Union Jack Group, Inc., a merchant banking firm, since September 1988.

(1) None of the companies named, other than the Company, is a parent, subsidiary or other affiliate of the Company.

     All directors attended the one meeting of the board that occurred during fiscal 1999. The Company has an audit committee which consists of three directors: Dr. Henry L. Lee, Ronald G. Lee and William M. Caldwell IV. There were no audit committee meetings held during the fiscal year. The Company does not have a nominating or compensation committee.

                              FAMILY RELATIONSHIPS

     Dr. Henry L. Lee is the father of Ronald G. Lee.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

     Based upon the Company's review of reports filed by directors and executive officers of the Company with the Securities and Exchange Commission pursuant to
Section 16(a) of the Securities Exchange Act of 1934 and written representations of persons required to file such reports, the Company believes all such required reports were filed by the directors and executive officers during fiscal 1999.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to remuneration paid by the Company to the executive officers of the Company in fiscal 1999 with total annual salary and bonus of at least $100,000 for services in all capacities while acting as officers and directors of the Company during the fiscal years ended September 30, 1999, 1998, and 1997.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                             COMPENSATION
                                            ANNUAL COMPENSATION                 AWARDS
                                      --------------------------------       ------------
         NAME AND                                       OTHER ANNUAL                                 ALL OTHER
   PRINCIPAL POSITION      YEAR       SALARY ($)      COMPENSATION ($)        OPTIONS (#)        COMPENSATION ($)
   ------------------      ----       ----------      ----------------        -----------        ----------------
Ronald G. Lee              1999          228,854          3,985   (1)              --                    --
  President, Chairman      1998          222,574          3,471   (1)         212,000  (2)               --
  and Director             1997          220,616          5,617   (1)         568,000  (2)               --

(1) Constitutes reimbursement of medical and dental expenses not covered by the Company's insurance plan.

(2) No stock options were granted during fiscal year 1999. The Company granted 212,000 stock options on January 28, 1998, which had an option price of $.22 at the date of grant and 568,000 stock options on March 12, 1997, which had an option price of $.176 at the date of grant.

     Each of the directors of the Company who is not employed by the Company receives a director's fee of $750 for each quarter and $500 for each meeting of the Board of Directors attended, except Dr. Henry L. Lee. As holder of the honorary title of Founder Chairman, Dr. Lee waived his fees.

     The following summary sets forth information as to certain options to purchase shares of Common Stock from the Company.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                                       VALUE OF UNEXERCISED
                                       NUMBER OF UNEXERCISED OPTIONS                  IN-THE-MONEY OPTIONS AT
                                          AT FISCAL YEAR END (#)                        FISCAL YEAR END ($)
            NAME                         EXERCISABLE/UNEXERCISABLE                   EXERCISABLE/UNEXERCISABLE
            ----                       -----------------------------                 -------------------------
        Ronald G. Lee                         529,333/330,667                                   0/0

     Based upon the market price of the stock (.17(cent)per share) traded on September 30, 1999, none of the options granted are currently "in-the-money."

                           RELATED PARTY TRANSACTIONS

     Dr. Henry L. Lee, former Chairman of the Board, and his mother have advanced funds to the Company, from time to time, in return for notes payable. In January 1995, the terms of the notes with Dr. Henry L. Lee were amended to provide for repayment in full in January 2005. Interest is payable monthly at a bank's prime rate, 8.25%, on September 30, 1999. At September 30, 1999, the amount of loans outstanding from the former Chairman and his mother was $2,561,000. During fiscal year ending September 30, 1999, the total interest expensed to related parties was $215,000. The amount of interest paid was $88,000 and the accrued liability for interest was $519,000 as of September 30, 1999.

     Ronald G. Lee, President, has advanced funds to the Company, from time to time, in return for notes payable. In January 1995, the terms of Ronald G. Lee's notes were amended (except for a $65,000 note) to provide for repayment in full in January 2005. Interest is payable monthly at a bank's prime rate, 8.25%, on September 30, 1999. At September 30, 1999, the amount of loans outstanding from the President was $475,000 which includes $400,000 in loans from The Lee Foundation which the President is the Chairman. During fiscal year ending September 30, 1999, the total interest expensed to related parties was $32,000. The amount of interest paid was $25,000 and the accrued liability for interest was $78,000 as of September 30, 1999.

     In 1991, the Company sold and leased back two of its operating facilities in a transaction with its former Chairman. An initial gain was recognized and a deferred gain was recorded which is to be amortized over the term of the two leases which expire November 2000. The amount of deferred gain realized during 1999 and 1998 was $65,000. The amounts of rents paid to related parties were $133,000 and $133,000 for September 30, 1999, and 1998 respectively.

                       APPOINTMENT OF INDEPENDENT AUDITOR

     Shareholders will be asked to approve the appointment of George Brenner, CPA, as independent auditor of the Company for the fiscal year 2000. George Brenner, CPA, has served as independent auditor of the Company commencing October 27, 1995. George Brenner, CPA, is expected to be present at the meeting and shall have the opportunity to make any statements he desires to make and to respond to appropriate questions.

     The following resolution will be offered by the management at the meeting:

     RESOLVED that the selection of George Brenner, CPA, as the independent auditor of the Company for the fiscal year ending September 30, 2000, is hereby ratified and approved.

     Prior to such firm's engagement, George Brenner, CPA was not consulted by the Company (or anyone acting on its behalf) regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Lee Pharmaceuticals' financial statements or (2) any matter that was either the subject of a "disagreement" of a "reportable event" as such terms are defined in Regulation S-K promulgated by the Securities and Exchange Commission.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the next annual meeting of the shareholders must be received by the Company for inclusion in its proxy statement and form of proxy relating to such meeting on or before October 10, 2000.

                                  OTHER MATTERS

     The management is not aware of any other matters to be presented to the meeting for action by the shareholders. If any other matters should properly come before the meeting, the persons named in the enclosed proxy form will vote the proxies in accordance with their best judgment.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANYONE RECEIVING THIS PROXY STATEMENT A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, UPON A WRITTEN REQUEST DIRECTED TO LEE PHARMACEUTICALS, 1434 SANTA ANITA AVENUE, SOUTH EL MONTE, CALIFORNIA, 91733, ATTENTION: CORPORATE SECRETARY.


                                             By order of the Board of Directors.

South El Monte, California                   MICHAEL L. AGRESTI, Secretary
February 8, 2000

                                REVOCABLE PROXY
                               LEE PHARMACEUTICALS

[X] PLEASE MARK YOUR VOTES
    AS IN THIS EXAMPLE

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR ANNUAL MEETING OF SHAREHOLDERS ON MARCH 14, 2000

    The undersigned, a shareholder of LEE PHARMACEUTICALS, hereby constitutes and appoints RONALD G. LEE and MRS. MARTHA ALVAREZ, and each of them (with full power to act without the other), as proxy of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Shareholders of said Company called and to be held at 1434 Santa Anita Avenue, South El Monte, California, on Tuesday March 14, 2000 at 1:30 o'clock p.m. and any adjournment thereof, and thereat to vote as designated hereon the number of votes or shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present, including but not limited to the power to cumulate votes for one or more nominees listed hereon.

Please be sure to sign and date
  this Proxy in the box below.          Date __________________, 2000

Shareholder sign above _________ Co-holder (if any) sign above____________


                                         For       With-      For All
1. ELECTION OF DIRECTORS (except         [ ]       hold [ ]   Except [ ]
   as marked to the contrary below):
   Henry L. Lee, Jr., Ronald G. Lee and William M. Caldwell IV

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2. PROPOSAL TO APPROVE THE AMENDMENT TO THE BYLAWS      For    Against   Abstain
   OF THE COMPANY TO CHANGE THE AUTHORIZED NUMBER OF    [ ]      [ ]       [ ]
   DIRECTORS


3. PROPOSAL TO APPROVE THE APPOINTMENT OF GEORGE        For    Against   Abstain
   BRENNER, CPA, as independent auditor of the          [ ]      [ ]       [ ]
   Corporation.

4. Upon all matters which may properly come before said meeting, including matters incident to the conduct of the meeting or any adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies, or their substitutes, may lawfully do by virtue thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE BELOW SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

    Please sign exactly as name appears hereon. When shares are held by the joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.
                              LEE PHARMACEUTICALS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  PLEASE MARK/SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY USING THE ENCLOSED ENVELOPE
--------------------------------------------------------------------------------